American Mutual Fund ANNUAL REPORT 1995 for the year ended October 31 [The American Funds Group(R)]

AMERICAN MUTUAL FUND(R)
Strives for the balanced accomplishment of three objectives -- current income, capital growth and conservation of principal -- through investments in companies that participate in the growth of the American economy.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTION PAID IN CALENDAR 1995
For tax purposes, here are the income dividends and the capital gain distribution you received in calendar 1995.

INCOME DIVIDENDS PER SHARE:
$0.21 paid 4/10/95
$0.21 paid 7/5/95
$0.21 paid 10/9/95
$0.21 paid 12/11/95

CAPITAL GAIN DISTRIBUTION PER SHARE:
$1.15 paid 12/11/95

A Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 1995, will be mailed to you in late January.

ABOUT OUR COVER
Following the fall harvest, autumn leaves dapple the hillsides surrounding a farm in Vermont. This report marks American Mutual Fund's 46th year of successful investing in America.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the average annual compound returns with all dividends reinvested for the period ended September 30, 1995 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods -- 10 years: +13.29%; 5 years: +13.40%; 1 year:
+15.50%. The fund's 30-day yield as of November 30, 1995, calculated in accordance with the Securities and Exchange Commission formula, was 3.16%. Sales charges are lower for accounts of $50,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

American Mutual Fund
Fellow Investors:
Declining interest rates and expanding corporate profits created a very favorable investment climate for financial assets in fiscal 1995.

Over the 12 months ended October 31, the value of your investment in American Mutual Fund increased substantially. Your total return was 21.3% if you reinvested the four quarterly dividends which totaled 84 cents a share, as well as the capital gain distribution in December 1994 of 87 cents a share. If you took your dividends in cash and accepted the capital gain distribution in additional shares, the value of your investment rose 16.8% and you received an income return of 3.9% based on AMF's net asset value of $21.60 at the start of the fiscal year.

By comparison, the unmanaged Standard & Poor's 500 Composite Index recorded a total return of 26.4% while the average total return of the 408 growth and income funds tracked by Lipper Analytical Services was 20.2%. Both results are with dividends reinvested and do not reflect the effect of sales charges.

American Mutual Fund strives for the balanced accomplishment of three objectives -- current income, capital growth and conservation of principal. Let's look at AMF's results in the context of each objective:

CURRENT INCOME
With dividends of 84 cents per share, American Mutual Fund's income return of 3.9% in fiscal 1995 was one percentage point above that of a broad cross-section of stocks as measured by the S&P 500 which, calculated on a comparable basis, produced 2.9% yield for the period. AMF's above-average income return is due in part to the attractive dividend yields on many of the stocks in the portfolio, particularly in such industries as banking, telecommunications, electric & gas utilities, energy and health care. The fund's income return was also augmented by longer term fixed-income securities and cash-equivalents.

If you reinvest capital gain distributions, as 97% of shareholder accounts do to keep capital intact, the stream of income produced by an investment in American Mutual Fund continued to increase in fiscal 1995.

GROWTH OF DIVIDENDS* Years ended October 31 with dividends in cash and capital gain distributions reinvested
$429 $432 $450 $471
1992 1993 1994 1995
*Assumes $10,000 in the fund on 11/1/91
If you have added to your investment by reinvesting dividends as well, as is done by 95% of shareholder accounts, the total dollar amount of income you have received is higher still.

GROWTH OF DIVIDENDS* Years ended October 31 with dividends and capital gain distributions reinvested
$438 $458 $495 $538
1992 1993 1994 1995
*Assumes $10,000 in the fund on 11/1/91

Over the long term, AMF's dividends have been an integral part of the fund's return. We invite you to read more about the role that income dividends play in your investment in the feature that begins on page 6.

GROWTH OF CAPITAL
A number of factors made fiscal 1995 an excellent period for capital growth. The economic expansion, now in its 57th month, proceeded at a moderate pace. Inflation remained low. Lower interest rates reduced borrowing costs for businesses and consumers. Ongoing efforts to cut costs generated increased profits for many companies. And a weaker dollar boosted the competitive position of numerous U.S. corporations in major world markets.

Investors were also encouraged by a renewed focus in Washington on slowing the rate of government spending, cutting the federal budget deficit and providing additional incentives to save and invest -- all of which could have positive long-term implications for financial assets. Stock prices were further buoyed by record inflows from investors in search of investment opportunities.

As you might expect in a year of this kind, there was broad strength throughout the portfolio. Of the 95 stocks held over the course of the year, 81 rose in price, 13 declined and one was unchanged. The stocks of many banks and insurance companies recorded significant price gains. In fact, three of the fund's ten largest gainers in 1995 were financial services firms. AMF's bank holdings, at 11.6% of net assets, made up the largest industry position. Many of the fund's investments in the health and personal care industry, at 5.9% of net assets, also contributed strongly to capital results.

During fiscal 1995, AMF shows additions of 25 new names to the portfolio and ten deletions. Many of the holdings that were sold had appreciated in price to the point where we felt there were better opportunities elsewhere. Because quite a few of these investments did exceptionally well, a sizable capital gain distribution of $1.15 was paid to shareholders in December after the close of the fiscal year.

The rise in the value of our shares in fiscal 1995 brought AMF's increase in capital value during the ten years ended October 31 to 127.5%. In other words, $10,000 in AMF grew to $22,746 from November 1, 1985 to October 31, 1995, excluding dividends. If you reinvested dividends as well as capital gain distributions, the value of that $10,000 increased to $35,243, a rise of 252.4%. That amounts to an average annual compound return of 13.4%.

CONSERVATION OF PRINCIPAL
In addition to current income and capital growth, American Mutual Fund seeks preservation of principal.
While AMF has often lagged the market when stock prices are rising sharply, it has also tended to give up less ground when stock prices are retreating. As you can see from the table below, the fund has held up better than the S&P 500 in all of the major extended market declines over its 46-year lifetime.

HOW AMF FARED DURING MARKET DECLINES

Period of              Duration of          Total Return          AMF Advantage

Market Decline         Decline              S&P        AMF        During Decline
                       (Months)             500

1/5/53 - 9/14/53       8.3                  -14.8%    -12.2%      +2.6


8/2/56 -               14.7                 -21.6      -19.0      +2.6
10/22/57

12/12/61 -             6.4                  -28.0      -25.3      +2.7
6/26/62

2/9/66 - 10/7/66       7.9                  -22.2      -16.9      +5.3

11/29/68 -             17.9                 -36.1      -33.1      +3.0
5/26/70

1/11/73 -              20.7                 -48.2      -38.8      +9.4
10/3/74

9/21/76 - 3/6/78       17.5                 -19.4      -4.6       +14.8

11/28/80 -             20.4                 -27.1      -7.6       +19.5
8/12/82

8/25/87 -              3.3                  -33.5      -22.1      +11.4
12/4/87

7/16/90 -              2.9                  -19.9      -13.2      +6.7
0/11/90


It has now been more than 60 months since the S&P 500 has experienced a correction of 10% or more. Over the last 60 years, the longest previous interval between such corrections was 45 months and the average was 21 months. In fact, on only three prior occasions has such an unbroken rally extended beyond 36 months.

American Mutual Fund entered fiscal 1995 with 86% of its net assets invested in stocks and longer term fixed-income securities (the breakdown between the two as of November 1, 1994 was 71.4% in equity-type securities and 14.7% in bonds and notes). Over the previous 3 1/2 years, the fund's invested position in stocks and longer term fixed-income securities ranged from 85% to 100% of net assets, with the remainder held in cash equivalents.

Earlier in fiscal 1995, following a series of short-term interest rate increases by the Federal Reserve, we sold some of our bonds and notes and invested the proceeds in cash equivalents. At fiscal year-end, the fund's bond position was down to 6.6% of net assets, while short-term securities stood at 20.7% and equity-type securities at 72.7% of net assets. The cash position is designed to cushion the effects of any market decline and put the fund in a position to take advantage of attractive longer term opportunities as they emerge.

To some shareholders, the fund's concern with preservation of principal in fiscal 1995 no doubt seemed out of place. In retrospect, it caused us to miss some profitable opportunities, and it caused us to lag the S&P 500 Index. However, this concern with protecting as well as enhancing capital has contributed importantly to the long-term record you can find chronicled in the chart on pages 4 and 5. We hope that it has also provided our shareholders with peace of mind.

Looking forward, we would be surprised if the market did not occasionally pause and, from time to time, retrace part of its earlier gains. We would encourage our shareholders to maintain a long-term perspective and to endeavor to take any setbacks in stride. Over the long term, we continue to believe that the outlook for many well-run American corporations and their owners -- their shareholders -- remains bright.

Cordially,
Jon B. Lovelace, Jr.
Chairman of the Board

James K. Dunton
President

December 14, 1995

A LOOK AT THE FUND'S RECORD
Results of a $10,000 Investment in American Mutual Fund
For more than 45 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund's results with the return on other investments is through its "total return."

Total return is a combination of income return and capital results. "Income return" represents the fund's income dividends, which are paid quarterly. "Capital results" is the change in the net asset value of the fund's shares, adjusted for capital gain distributions. Together, they represent the percentage change in the value of an investment when income dividends and capital gain distributions have been reinvested in additional shares.

This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 -- when the fund began operations -- through October 31, 1995. The table beneath the chart shows the fund's total return in each of the 45 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $2,473,442 compared with $2,102,453 in the S&P 500 Index. Incidentally, over the same period, $10,000 in a savings account, with all interest compounded, would have grown to $98,209,* according to figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board.

You can use this table to estimate how the value of your own holdings has grown over the years. Let's say, for example, that you have been reinvesting all your dividends and want to know how your investment has done since the end of 1985. At the time, the table indicates the value of the investment illustrated here was $701,835.

Since then, it has more than tripled to $2,473,442. Thus, in the same period, the value of your 1985 investment -- regardless of its size -- also has more than tripled.

*Reflects all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

$2,473,442/1,2/ American Mutual Fund with dividends reinvested
$2,102,453 S&P 500 with dividends reinvested
$386,119/1,3/ American Mutual Fund with dividends taken in cash
$10,000/1/ original investment

AVERAGE ANNUAL TOTAL RETURNS BASED ON THE MAXIMUM OFFERING
PRICE*

for periods         for periods

ended 9/30/95       ended 10/31/95

Ten Years           + 13.29%        + 12.76%

Five Years          + 13.40%        + 13.47%

One Year            + 15.50%        + 14.27%


*Assumes reinvestment of all distributions and payment of 5.75% sales charge at the beginning of the stated periods.

Past results are not predictive of future results.
The S&P 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

# Fund commenced operations February 21, 1950.

/1/ Results reflect payment of 5.75% sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. Results shown do not take into account income or capital gain taxes.

/2/ Includes reinvested dividends of $857,373 and reinvested capital gain distributions totaling $752,407 in the years 1950-1995.

/3/ Includes reinvested capital gain distributions taken in shares totaling $190,626 but does not reflect income dividends taken in cash.

HARVESTING INCOME FROM AN INVESTMENT IN AMERICAN MUTUAL FUND

Robert and Charlotte Hinson of Bayside, Wisconsin, wanted an investment that offered the potential for income, capital growth and conservation of principal.

[Photo Caption] Robert and Charlotte Hinson look forward to their retirement years together. They plan to spend more time traveling and relaxing at their vacation home, a lakeside log cabin in north central Minnesota, when Robert, a radiologist, stops practicing medicine.[End Photo Caption]

With one eye on retirement, they also wanted an investment that could give them rising income over time. That way, they'd have help in meeting increases in the cost of living. So, four years ago, they took some of the money they had in Treasury bonds and notes and invested in American Mutual Fund.

AMF's three objectives -- current income, capital growth and conservation of principal -- have, in fact, worked in concert to produce rising income over the lifetime of the fund.

Rising dividends from investments in common stocks are what fuel the fund's growing income stream. Many of the companies you've invested in through the fund have grown and prospered over the years. As their profits have increased, so have their dividends.

Take Merck, for example, the world's largest pharmaceutical company and one of the fund's largest holdings. It is a company whose products and services Robert Hinson, a physician, is well-acquainted with. Over the past ten years, Merck has seen its sales increase from $3.5 billion to $15 billion and its profits grow from $540 million to $3 billion. Merck's owners -- its shareholders -- have received a share of those higher profits in the form of higher dividends. The company's dividends have increased steadily each year, from 18 cents a share in 1985 to $1.14 a share in 1994.

This pattern of rising profits and rising dividends has been repeated over the years throughout the fund's portfolio as companies have participated in the growth of the American economy.

The table to the right shows American Mutual Fund's ten largest stock holdings at fiscal year-end and the per-share dividends they paid in calendar 1984 and calendar 1994, adjusted for any stock splits. Some companies held by the fund paid out above-average dividends and increased them slowly. Others began with smaller dividends but increased them more rapidly. In addition to stocks, AMF holds high-quality bonds (those rated A or better) and cash equivalents that its investment adviser feels can make a contribution to one or more of the fund's three investment objectives.

PER-SHARE DIVIDENDS OF
AMF'S TEN LARGEST HOLDINGS

                                               Cash Dividend

Company                                        1984          1994

1. AT&T (Sept. 1991)                           $1.20         $1.32

2. Pacific Telesis (Jan. 1984)                 1.35          2.18

3. Ameritech (Jan. 1984)                       1.00          1.92

4. Minnesota Mining

and Manufacturing (Feb. 1980)                  .85           1.76

5. Amoco (Mar. 1987)                           1.50          2.20

6. Merck (Jan. 1986)                           .17           1.14

7. Wachovia (Aug. 1988)                        .37           1.23

8. Royal Dutch Petroleum (Jan. 1993)           1.44*         4.85*

9. DuPont (Sept. 1987)                         .97           1.82

10. Sprint (Dec. 1988)                         .94           1.00


The fund has continuously held equities in these companies since the dates indicated in parentheses.
*Gross dividend before 15% Netherlands tax to U.S. residents.

American Mutual Fund's own noteworthy record of generous and growing dividends reflects the rising dividends paid by the companies it has invested in.

The chart below shows the growth in dividends produced by a $10,000 investment in the fund at its inception in 1950. It assumes you took your income dividends in cash and reinvested your capital gain distributions, thus keeping capital intact. As you can see, dividends have increased dramatically over the years -- to the point where the yearly income generated by the fund now actually exceeds the amount that was originally invested.

On eight occasions over AMF's lifetime, the fund paid special dividends out of income generated by unusually large holdings of high-yielding cash equivalents. Because these dividends are somewhat out of the ordinary, they are indicated in the chart by their lighter color.

Shareholders who have kept their principal intact by reinvesting their capital gain distributions have seen their regular dividend income increase in every year except 1952. Since 1952, regular dividends have grown at a compound annual rate of 8.1% if taken in cash. That is well in excess of the 5.3% compound annual growth rate in dividends for the Standard & Poor's 500 Index.

While over time many of the companies in the fund's portfolio have paid higher dividends as they have become more profitable, those increases have, more often than not, been accompanied by gains in the share prices themselves. Stock prices, of course, can be highly volatile. Robert Hinson, for his part, says he's prepared to take that volatility in stride. "I understand the market may have a few bad years. But historically, there's been more good years than bad," he says. Over meaningful time periods, the price of a company's stock generally tends to go in the same direction as its profits and dividends.

The Hinsons describe themselves as conservative investors, so they like the fact that AMF's emphasis on companies with long histories of rising earnings and dividends has added to its stability. Dividends have helped reward investors' patience when markets are flat or retreating. And because most of these companies are financially strong, they have tended to fare better than their weaker competitors during difficult periods. Finally, because AMF has limited its losses during market declines, shareholders have had more money working for them -- and producing income for them -- when prices again moved to higher ground.

Here is an example of what AMF's dividend growth has meant in dollar terms: 20 years ago, $10,000 in AMF would have produced dividend income of $585. Since then, those dividends would have increased steadily to a point where in the latest fiscal year -- the 12 months ended October 31, 1995 -- they would have amounted to $2,458.

[Sidebar] The Hinsons describe themselves as conservative investors, so they like the fact that AMF's emphasis on companies with long histories of rising earnings and dividends has added to its stability.[End Sidebar]

Over this 20-year period, AMF's dividends have grown at a compound annual rate of 7.8% compared with the 5.3% compound annual rate of inflation over the period, as measured by the Consumer Price Index. That has meant that shareholders who take their dividends in cash have had a rising income stream to help them with increases in the cost of living.

The Hinsons, like many Americans, owned short-term savings vehicles off and on over the past two decades. Compared with an investment in U.S. government-guaranteed 3-month Treasury bills over this period, AMF has offered steadier income. In Treasury bills, an investor's income was linked to short-term interest rates, which fluctuated dramatically. All told, $10,000 in AMF would have paid out $31,615 in income versus $14,549 from Treasury bills.

If, instead, an investor had opted for a 10-year Treasury bond, he or she would have received an income return of 8.1% a year during the first ten years, and, when that bond matured and the proceeds were reinvested, roughly 10.2% a year for the next ten years, for a total of $18,380 in interest payments. The income return from the 10-year Treasury bond was higher than AMF's income return in the early years. In effect, investors in the fund sacrificed some initial income for the opportunity for growing income. By the fifth year, AMF's rising dividends overtook the bond's fixed-interest payments.

Unlike the fund, where investors can lose money, the Hinsons knew Treasury bonds and bills guaranteed the return of principal if held to maturity. Yet after inflation had taken its toll, the dollars returned were worth less. Meanwhile, AMF increased in value from $10,000 to $71,483, in addition to paying out $31,615 in income.

The examples we have focused on thus far concern a shareholder who took his or her dividends in cash. Yet the Hinsons realized that the best way to harvest income from an investment in American Mutual Fund is actually to reinvest that income.

Although like most shareholders they currently reinvest, the Hinsons plan on taking income from the fund in several years when they retire. As a result, they have seen both their income and the value of their investment rise more rapidly. When reinvested, dividends purchase more shares, which become additional capital. That capital can grow and produce additional income. The effect of compounding income can be likened to a plant that grows and gives off seeds, which in turn grow and give off seeds of their own in a process that gradually picks up speed.

Since the end of fiscal 1975, a shareholder who reinvested all distributions from $10,000 in AMF has seen his or her dividends increase not 320%, as did those who took dividends in cash, but 956%. And he or she has seen the value of an investment in the fund increase not to $71,483 but to $187,105.

Given AMF's history of generous dividends and the power of compounding, over the long haul, income is likely to play a larger and larger role in your total return. Indeed, American Mutual Fund can be viewed as an investment whose share price has fluctuated as it produced a steady -- and growing -- stream of income.

Percentage of total return from reinvested dividends
5 years
34.4% from reinvested dividends
20 years
46.9% from reinvested dividends
40 years
51.5% from reinvested dividends


AMERICAN MUTUAL FUND
October 31, 1995

Percent of
Largest Industry Holdings*           Net Assets
Banking                                11.60%
Telecommunications                     11.18%
Energy Sources                          6.52%
Health & Personal Care                  5.94%
Utilities: Electric & Gas               4.09%
Other Industries                       33.35%
Bonds, Notes, and Cash Equivalents     27.32%
*Percentages above do not include certain stocks in initial period of acquisition.

Percent of
Largest Individual Holdings          Net Assets
AT&T                                   3.07%
Pacific Telesis                        1.92
Ameritech                              1.77
Minnesota Mining and Manufacturing     1.76
Amoco                                  1.56
Merck                                  1.54
Wachovia                               1.48
Royal Dutch Petroleum                  1.41
DuPont                                 1.31
Sprint                                 1.29

                                                                                     Market           Percent

EQUITY-TYPE SECURITIES                                                               Value            of Net

(common and preferred stocks)                                     Shares             (Millions)       Assets



ENERGY

ENERGY SOURCES- 6.52%

Amoco Corp.                                                       1,600,000          $102.200         1.56

Ashland Inc.                                                      519,100            16.417           .25

Atlantic Richfield Co.                                            70,000             7.473            .11

Chevron Corp.                                                     350,000            16.363           .25

Exxon Corp.                                                       925,000            70.647           1.08

Phillips Petroleum Co.                                            2,400,000          77.400           1.18

Royal Dutch Petroleum Co.

 (New York Registered Shares)                                     750,000            92.156           1.41

Texaco Inc.                                                       400,000            27.250           .42

Unocal Corp. $3.50 convertible preferred                          330,000            16.995           .26



UTILITIES: ELECTRIC & GAS- 4.09%

Carolina Power & Light Co.                                        650,000            21.288           .32

Central and South West Corp.                                      1,800,000          48.150           .73

Consolidated Edison Co. of New York, Inc.                         1,900,000          57.713           .88

Dominion Resources, Inc.                                          150,000            5.963            .09

Duke Power Co.                                                    500,000            22.375           .34

Entergy Corp.                                                     1,600,000          45.600           .70

Houston Industries Inc.                                           375,000            17.391           .27

Pacific Gas and Electric Co.                                      1,300,000          38.188           .58

Unicom Corp.                                                      350,000            11.463           .18

                                                                                     -----------      ------

                                                                                     695.032          10.61

                                                                                     -----------      ------

MATERIALS

CHEMICALS- 2.99%

Dow Chemical Co.                                                  400,000            27.450           .42

E.I. du Pont de Nemours and Co.                                   1,372,000          85.579           1.31

Monsanto Co.                                                      788,200            82.564           1.26



FOREST PRODUCTS & PAPER- 1.38%

Georgia-Pacific Corp.                                             125,000            10.313           .16

Rayonier Inc. (formerly ITT Rayonier Inc.)                        50,000             1.875            .03

Union Camp Corp.                                                  750,000            38.156           .58

Westvaco Corp.                                                    820,000            22.755           .35

Weyerhaeuser Co.                                                  400,000            17.650           .26



METALS: STEEL- 0.27%

Worthington Industries, Inc.                                      1,050,000          17.456           .27



MISCELLANEOUS MATERIALS & COMMODITIES- 0.80%

Olin Corp.                                                        649,600            41.574           .63

TRINOVA Corp.                                                     400,000            11.250           .17

                                                                                     -----------      ------

                                                                                     356.622          5.44

                                                                                     -----------      ------



CAPITAL EQUIPMENT

AEROSPACE & MILITARY TECHNOLOGY- 1.96%

Boeing Co.                                                        570,000            37.406           .57

General Motors Corp., Class H                                     250,000            10.500           .16

Sundstrand Corp                                                   517,600            31.703           .48

United Technologies Corp.                                         550,000            48.813           .75



CONSTRUCTION & HOUSING- 0.17%

Stone & Webster, Inc.                                             325,000            10.928           .17



DATA PROCESSING & REPRODUCTION- 1.88%

International Business Machines Corp.                             735,000            71.479           1.09

Xerox Corp.                                                       400,000            51.900           .79



ELECTRICAL & ELECTRONIC- 1.62%

General Electric Co.                                              1,335,000          84.439           1.29

Hubbell Inc., Class B                                             360,000            21.690           .33



ELECTRONIC COMPONENTS- 0.60%

Motorola, Inc.                                                    600,000            39.375           .60



INDUSTRIAL COMPONENTS- 1.16%

Dana Corp.                                                        700,000            17.938           .27

Johnson Controls, Inc.                                            200,000            11.650           .18

TRW Inc.                                                          700,000            46.025           .71



MACHINERY & ENGINEERING- 1.25%

Caterpillar Inc.                                                  400,000            22.450           .34

Deere & Co.                                                       671,400            60.006           .91

                                                                                     -----------      ------

                                                                                     566.302          8.64

                                                                                     -----------      ------

CONSUMER GOODS

AUTOMOBILES- 1.18%

Ford Motor Co., Class A                                           2,679,620          77.039           1.18





BEVERAGES- 0.40%

PepsiCo, Inc.                                                     500,000            26.375           .40





FOOD & HOUSEHOLD PRODUCTS- 1.84%

Colgate-Palmolive Co.                                             325,000            22.506           .34

ConAgra, Inc.                                                     1,279,917          49.437           .75

CPC International Inc.                                            185,000            12.279           .19

General Mills, Inc.                                               400,000            22.950           .35

Ralston Purina Co.                                                226,300            13.437           .21



HEALTH & PERSONAL CARE- 5.94%

Abbott Laboratories                                               400,000            15.900           .24

American Home Products Corp.                                      765,000            67.798           1.03

Bausch & Lomb Inc.                                                501,000            17.347           .26

Bristol-Myers Squibb Co.                                          325,000            24.781           .38

Johnson & Johnson                                                 400,000            32.600           .50

Eli Lilly and Co.                                                 325,000            31.403           .48

Merck & Co., Inc.                                                 1,760,000          101.200          1.54

Schering-Plough Corp.                                             600,000            32.175           .49

Upjohn Co.                                                        630,000            31.973           .49

Warner-Lambert Co.                                                400,000            34.050           .53



TEXTILES & APPAREL- 0.37%

VF Corp.                                                          500,000            23.937           .37

                                                                                     -----------      ------

                                                                                     637.187          9.73

                                                                                     -----------      ------

SERVICES

BROADCASTING & PUBLISHING- 1.27%

Gannett Co., Inc.                                                 850,000            46.219           .71

Times Mirror Co., $1.374 preferred equity

 redemption cumulative stock, Series B                            224,483            5.416            .08

Tribune Co.                                                       500,000            31.562           .48



BUSINESS & PUBLIC SERVICES- 2.04%

Dun & Bradstreet Corp.                                            1,000,000          59.750           .91

Moore Corp. Ltd.                                                  700,000            13.387           .20

Pitney Bowes Inc.                                                 1,000,000          43.625           .67

WMX Technologies, Inc.                                            600,000            16.875           .26



LEISURE & TOURISM- 0.45%

Marriott International, Inc.                                      800,000            29.500           .45



MERCHANDISING- 0.87%

J. C. Penney Co., Inc.                                            300,000            12.637           .19

Wal-Mart Stores, Inc.                                             1,000,000          21.625           .33

Walgreen Co.                                                      800,000            22.800           .35



TELECOMMUNICATIONS- 11.18%

Ameritech Corp.                                                   2,150,000          116.100          1.77

AT&T Corp.                                                        3,145,000          201.280          3.07

Bell Atlantic Corp.                                               500,000            31.812           .49

GTE Corp.                                                         1,500,000          61.875           .94

Pacific Telesis Group                                             4,150,000          126.056          1.92

SBC Communications Inc.                                           700,000            39.112           .60

Sprint Corp.                                                      2,200,000          84.700           1.29

U S WEST, Inc.                                                    1,500,000          71.437           1.10



TRANSPORTATION: AIRLINES- 0.26%

Delta Air Lines, Inc. $3.50 convertible preferred,

 Class C                                                          310,000            17.166           .26



TRANSPORTATION: RAIL & ROAD- 2.56%

Conrail, Inc.                                                     750,000            51.562           .79

Norfolk Southern Corp.                                            955,000            73.774           1.13

Union Pacific Corp.                                               650,000            42.494           .64

                                                                                     -----------      ------

                                                                                     1,220.764        18.63

                                                                                     -----------      ------

FINANCE

BANKING- 11.60%

AmSouth Bancorporation                                            1,000,000          39.875           .61

Banc One Corp.                                                    2,100,000          70.875           1.08

BankAmerica Corp.                                                 250,000            14.375           .22

Chemical Banking Corp.                                            1,050,000          59.719           .91

Citicorp $5.375 convertible preferred,

 Series 13                                                        150,000            26.850           .41

Comerica Inc.                                                     1,700,000          57.162           .87

First Chicago Corp.                                               440,000            29.865           .46

First Interstate Bancorp                                          350,000            45.150           .69

First Security Corp.                                              950,000            31.112           .47

First Union Corp.                                                 250,000            12.406           .19

Fleet Financial Group, Inc.                                       1,200,000          46.500           .71

Huntington Bancshares Inc.                                        2,600,000          62.075           .95

J.P. Morgan & Co. Inc.                                            450,000            34.706           .53

NBD Bancorp, Inc.                                                 300,000            11.400           .17

PNC Bank Corp.                                                    2,440,000          64.050           .98

Wachovia Corp.                                                    2,200,000          97.075           1.48

Wells Fargo & Co.                                                 270,000            56.734           .87



FINANCIAL SERVICES- 0.80%

Beneficial Corp.                                                  225,000            11.025           .17

Federal National Mortgage Assn.                                   395,000            41.426           .63



INSURANCE- 3.04%

Aetna Life and Casualty Co.                                       400,000            28.150           .43

Allstate Corp.                                                    1,400,000          51.450           .79

American General Corp.                                            970,000            31.889           .49

Lincoln National Corp.                                            600,000            26.775           .41

SAFECO Corp.                                                      550,000            35.303           .54

St. Paul Companies, Inc.                                          500,000            25.375           .38

                                                                                     -----------      ------

                                                                                     1,011.322        15.44

                                                                                     -----------      ------

MULTI-INDUSTRY & MISCELLANEOUS

MULTI-INDUSTRY- 2.73%

Minnesota Mining and Manufacturing Co.                            2,025,000          115.172          1.76

Tenneco Inc.                                                      700,000            30.712           .47

Textron Inc.                                                      480,000            33.000           .50

                                                                                     -----------      ------

                                                                                     178.884          2.73

                                                                                     -----------      ------

MISCELLANEOUS- 1.46%

Stocks in initial period of acquisition                                              95.974           1.46

                                                                                     -----------      ------

TOTAL EQUITY-TYPE SECURITIES (cost:

 $3,172.345 million)                                                                 4,762.087        72.68

                                                                                     -----------      ------





BONDS AND NOTES                                                   Principal

                                                                  Amount



CORPORATE- 0.21%

J.C. Penney Co., Inc. 9.05% 2001                                  $12,000,000        13.477           .21

                                                                                     -----------      ------





U.S. TREASURY OBLIGATIONS- 6.37%

10.75% August 2005                                                8,000,000          10.720           .16

12.375% May 2004                                                  50,000,000         70.906           1.08

11.75% February 2001                                              50,000,000         63.297           .97

 8.25% July 1998                                                  60,000,000         63.778           .97

 5.125% April 1998                                                60,000,000         59.240           .90

 8.125% February 1998                                             60,000,000         63.103           .96

 6.00% November 1997                                              60,000,000         60.441           .92

 6.375% June 1997                                                 12,000,000         12.148           .19

 7.25% November 1996                                              14,000,000         14.228           .22

                                                                                     -----------      ------

                                                                                     417.861          6.37

                                                                                     -----------      ------

TOTAL BONDS AND NOTES (cost: $439.766 million)                                       431.338          6.58

                                                                                     -----------      ------

TOTAL INVESTMENT SECURITIES (cost: $3,612.111

 million)                                                                            5,193.425        79.26

                                                                                     -----------      ------





SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES- 17.84%

American Express Credit Corp. 5.67%-5.70%

 due 12/7/95-1/17/96                                              73,300,000         72.729           1.11

AT&T Corp. 5.64%-5.65%

 due 12/19-12/21/95                                               63,500,000         62.996           .96

Central and South West Corp. 5.67%-5.72%

 due 11/6-12/14/95                                                69,845,000         69.618           1.06

Coca-Cola Co. 5.65%-5.66%

 due 12/19-12/21/95                                               48,100,000         47.720           .73

John Deere Capital Corp. 5.71%-5.72%

 due 11/15-11/16/95                                               40,000,000         39.902           .61

Ford Motor Credit Co. 5.64%-5.74%

 due 11/1-12/1/95                                                 75,000,000         74.748           1.14

General Electric Capital Corp. 5.68%-5.75%

 due 11/13-12/15/95                                               87,400,000         87.048           1.33

H.J.Heinz Co. 5.71%-5.72%

 due 11/1-12/28/95                                                41,600,000         41.530           .63

Hewlett-Packard Co. 5.58%-5.68%

 due 12/13/95-1/25/96                                             93,050,000         92.159           1.41

J.C. Penney Funding Corp. 5.70%-5.71%

 due 11/7-12/4/95                                                 76,600,000         76.444           1.17

PepsiCo, Inc. 5.68%-5.72% due 11/7/95-1/19/96                     62,300,000         61.815           .94

Pfizer Inc. 5.69%-5.70% due 11/2-12/4/95                          60,000,000         59.833           .91

Procter & Gamble Co. 5.62%-5.65% due 11/29/95-1/25/96             96,700,000         96.004           1.47

Sara Lee Corp. 5.68% due 12/27/95                                 50,000,000         49.549           .76

Southwestern Bell Telephone Co. 5.72%-5.75%

 due 11/7-11/15/95                                                19,300,000         19.267           .29

U S WEST Communications, Inc. 5.71%-5.72% due                     44,175,000         44.113           .67
11/8-11/9/95

Wal-Mart Stores, Inc. 5.67%-5.70% due 11/13-12/20/95              82,064,000         81.603           1.25

Xerox Corp. 5.68%-5.71% due 11/2-12/15/95                         92,400,000         92.130           1.40



FEDERAL AGENCY SHORT-TERM OBLIGATIONS- 0.46%

Federal National Mortgage Assn. 5.61%

 due 12/8/95                                                      30,000,000         29.822           .46



U.S. TREASURY SHORT-TERM SECURITIES - 2.66%

7.375%-7.50% due 1/31-5/15/96                                     172,700,000        173.812          2.66



                                                                                     -----------      ------

TOTAL SHORT-TERM SECURITIES (cost: $1,370.635

 million)                                                                            1,372.842        20.96

Excess of payables over cash and receivables                                         14.183           .22

                                                                                     -----------      ------

TOTAL SHORT-TERM SECURITIES,

 CASH AND RECEIVABLES, NET OF PAYABLES                                               1,358.659        20.74

                                                                                     -----------      ------

NET ASSETS                                                                           $6,552.084       100.00%

                                                                                     ===========      ======






See Notes to Financial Statements

Equity-type securities                                 Equity-type securities

 appearing in the portfolio                             eliminated from the portfolio

 since April 30, 1995                                   since April 30, 1995

----------------------------                           ------------------------------



Abbott Laboratories                                    General Re

Aetna Life and Casualty                                Melville

Ashland                                                Mobil

Colgate-Palmolive                                      Phelps Dodge

Duke Power                                             Texas Instruments

Fleet Financial Group                                  Texas Utilities

General Motors

Georgia-Pacific

Johnson Controls

Moore

J.C. Penney

Ralston Purina

Wal-Mart

Walgreen

Weyerhaeuser


-----------
AMERICAN MUTUAL FUND
FINANCIAL STATEMENTS

-----------------------------------------                 ---------         --------------

STATEMENT OF ASSETS AND LIABILITIES                                         (dollars in

October 31, 1995                                                             millions)

----------------------------------------                  ---------         --------------

ASSETS:

Investment securities at market

 (cost: $3,612.111)                                                         $5,193.425

Short-term securities

 (cost: $1,370.635)                                                         1,372.842

Cash                                                                        1.558

Receivables for-

 Sales of fund's shares                                   $ 5.487

 Dividends and accrued interest                           23.088            28.575

                                                          ---------         --------------

                                                                            6,596.400

LIABILITIES:

Payables for-

 Purchases of investments                                 37.421

 Repurchases of fund's shares                             3.219

 Management services                                      1.616

 Accrued expenses                                         2.060             44.316

                                                          ---------         --------------

NET ASSETS AT OCTOBER 31, 1995-

 Equivalent to $24.17 per share on

 271,030,873 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--500,000,000 shares)                                         $6,552.084

                                                                            ==============



-----------------------------------------                 ---------         --------------

STATEMENT OF OPERATIONS                                                     (dollars in

for the year ended October 31, 1995                                         millions)

-----------------------------------------                 ---------         --------------

INVESTMENT INCOME:

Income:

 Dividends                                                $156.273

 Interest                                                 108.834           $265.107

                                                          ---------

Expenses:

 Management services fee                                  17.788

 Distribution expenses                                    11.107

 Transfer agent fee                                       3.849

 Reports to shareholders                                  .398

 Registration statement and

  prospectus                                              .148

 Postage, stationery and supplies                         .934

 Directors' fees                                          .186

 Auditing and legal fees                                  .063

 Custodian fee                                            .143

 Taxes other than federal income tax                      .068

 Other expenses                                           .100              34.784

                                                          ---------         --------------

 Net investment income                                                      230.323

                                                                            --------------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

 Net realized gain                                                          305.112

 Net increase in unrealized appreciation on

  investments:

  Beginning of year                                       970.648

  End of year                                             1,583.521         612.873

                                                          ---------         --------------

  Net realized gain and increase in unrealized

   appreciation on investments                                              917.985

                                                                            --------------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                            $1,148.308

                                                                            ==============





----------------------------------------                                    --------------

STATEMENT OF CHANGES IN NET ASSETS                                          (dollars in

                                                                            millions)

-----------------------------------------                                   --------------

                                                          Year ended

                                                          October 31

                                                          1995              1994

                                                          ---------         --------------

OPERATIONS:

Net investment income                                     $  230.323        $  213.211

Net realized gain on investments                          305.112           205.193

Net change in unrealized appreciation

 on investments                                           612.873           (327.297)

                                                          ---------         --------------

 Net increase in net assets

  resulting from operations                               1,148.308         91.107

                                                          ---------         --------------

DIVIDENDS AND DISTRIBUTIONS

 PAID TO SHAREHOLDERS:

Dividends from net investment income                      (220.251)         (200.381)

Distributions from net realized

 gain on investments                                      (217.473)         (251.156)

                                                          ---------         --------------

 Total dividends and distributions                        (437.724)         (451.537)

                                                          ---------         --------------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 31,087,225 and 30,117,655

 shares, respectively                                     689.376           652.107

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions of

 net realized gain on investments:

 18,568,126 and 18,500,247

 shares, respectively                                     388.017           395.698

Cost of shares repurchased:

 28,510,164 and 26,355,477

 shares, respectively                                     (633.334)         (572.989)

                                                          ---------         --------------

 Net increase in net assets

  resulting from capital share

  transactions                                            444.059           474.816

                                                          ---------         --------------

TOTAL INCREASE IN NET ASSETS                              1,154.643         114.386



NET ASSETS:

Beginning of year                                         5,397.441         5,283.055

                                                          ---------         --------------

End of year (including undistributed

 net investment income: $41.899

 and $31.827, respectively)                               $6,552.084        $5,397.441

                                                          ===========       ==============




See Notes to Financial Statements

Notes to Financial Statements
1. American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

      Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market)and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

 Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $143,000 includes $51,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of October 31, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $1,584,877,000, of which $1,609,769,000 related to appreciated securities and $24,892,000 related to depreciated securities. During the year ended October 31, 1995, the fund realized, on a tax basis, a net capital gain of $305,481,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $4,981,390,000 at October 31, 1995.

3. The fee of $17,788,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC) with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.384% of the first $1 billion of average net assets; 0.33% of such assets in excess of $1 billion but not exceeding $2 billion; 0.294% of such assets in excess of $2 billion but not exceeding $3 billion; 0.27% of such assets in excess of $3 billion but not exceeding $5 billion; 0.252% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.24% of such assets in excess of $8 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1995, distribution expenses under the Plan were $11,107,000. As of October 31, 1995, accrued and unpaid distribution expenses were $1,944,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,849,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,831,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as memebers of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1995, aggregate amounts deferred were $91,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of October 31, 1995, accumulated undistributed net realized gain on investments was $290,187,000 and paid-in capital was $4,365,446,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $1,134,732,000 and $1,268,264,000, respectively, during the year ended October 31, 1995.


Per-Share Data and Ratios

                                                     Year

                                                     ended

                                                     October 31

                                                     1995             1994          1993          1992          1991

                                                     -------          -------       -------       -------       -------

Net Asset Value, Beginning of

 Year                                                $21.60           $23.21        $21.29        $20.98        $17.91

                                                     -------          -------       -------       -------       -------

 Income from Investment

  Operations:

  Net investment income                              .87              .88           .85           .87           .89

  Net realized and unrealized

   gain (loss) on investments                        3.41             (.54)         2.89          .98           3.39

                                                     -------          -------       -------       -------       -------

   Total income from

 investment operations                               4.28             .34           3.74          1.85          4.28

                                                     -------          -------       -------       -------       -------

 Less Distributions:

  Dividends from net investment

 income                                              (.84)            (.84)         (.85)         (.88)         (1.01)

  Distributions from net

 realized gains                                      (.87)            (1.11)        (.97)         (.66)         (.20)

                                                     -------          -------       -------       -------       -------

   Total distributions                               (1.71)           (1.95)        (1.82)        (1.54)        (1.21)

                                                     -------          -------       -------       -------       -------

Net Asset Value, End of Year                         $24.17           $21.60        $23.21        $21.29        $20.98

                                                     =======          =======       =======       =======       =======



Total Return*                                        21.25%           1.75%         18.63%        9.43%         24.62%





Ratios/Supplemental Data:

  Net assets, end of year (in

 millions)                                           $6,552           $5,397        $5,283        $4,565        $4,134

  Ratio of expenses to average

 net assets                                          .59%             .60%          .59%          .60%          .63%

  Ratio of net income to average

 net assets                                          3.92%            4.07%         3.83%         4.15%         4.47%

  Portfolio turnover rate                            23.31%           18.46%        22.48%        37.35%        23.77%




*This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


Independent Auditors' Report

To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc., including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
November 22, 1995

TAX INFORMATION (UNAUDITED)
 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

Dividends and Distributions per Share

To Shareholders of        Payment Date          Dividends            From Net              From Net
Record                                          from Net             Realized              Realized
                                                Investment           Short-Term            Long-term
                                                Income               Gains                 Gains

December 2, 1994          December 5, 1994      $0.21                -                     $0.87

April 7, 1995             April 10, 1995        0.21                 -                     -

July 3, 1995              July 5, 1995          0.21                 -                     -

October 6, 1995           October 9, 1995       0.21                 -                     -


Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 64% of the dividends paid by the fund from net investment income represents qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 21% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distibutions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


FUND SERVICES
These handy services can add convenience and flexibility to your American Funds investments.

ADDING TO YOUR INVESTMENT
There are three ways you can group your American Funds purchases to qualify for a quantity discount:

RIGHT OF ACCUMULATION: You can combine the value of your existing shares with those you are purchasing to qualify for a discount.

STATEMENT OF INTENTION: You can, without obligation, use a Statement of Intention that allows you to combine the value of your existing shares and the purchases you intend to make over a 13-month period so you can take immediate advantage of the maximum quantity discount available.

CONCURRENT PURCHASES: By purchasing shares in more than one of the American Funds simultaneously, you may qualify for a quantity discount.
(Shares of money market funds purchased directly do not apply to quantity discounts. Additionally, certain accounts may not be eligible to be grouped. See the fund's prospectus or your investment professional for more details.) Subsequent investments by mail: Once your account has been established and you've selected a broker/dealer, simply send a check for $50 or more, along with the bottom portion of your account statement, to American Funds Service Company.

PUTTING YOUR INVESTMENTS ON AUTOPILOT
AUTOMATIC INVESTMENT PLAN: You can make automatic investments regularly by authorizing American Funds Service Company to deduct a specified sum from your bank account.

AUTOMATIC EXCHANGE PLAN: You can automatically exchange $50 or more between funds on a regular basis.

AUTOMATIC WITHDRAWAL PLAN: You can arrange to have regular checks for specified amounts sent to you or to anyone you designate in any month(s) you choose.

CHOOSING THE PAYOUT SYSTEM THAT'S RIGHT FOR YOU
AUTOMATIC REINVESTMENT: All dividends and capital gain distributions can be automatically reinvested in additional fund shares without a sales charge.

CROSS-REINVESTMENT: You can reinvest dividends and/or capital gains from one fund to another fund at no charge if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

DIVIDENDS IN CASH: You can elect to take dividends in cash.

REPORTS YOU'LL RECEIVE FROM US
CONFIRMATIONS OF TRANSACTIONS: You receive account statements reflecting the transactions in your account.

CONSOLIDATED QUARTERLY STATEMENTS: If you have more than one account with the American Funds, you can request a quarterly statement combining certain accounts registered to the same individual.

YEAR-END TAX REPORTS: At the end of each year, you will receive an individual report which shows the tax status of the distributions paid to you during the year. In many instances, these reports can help you calculate taxes due on shares sold by reporting average cost.

SPECIAL SERVICES
EXCHANGE PRIVILEGES: You can transfer some or all of your holdings into other American Funds by mail or by phone. Certain restrictions apply (a sales charge may apply if one has not already been paid), and it's important to remember that an exchange constitutes a sale and purchase for tax purposes.

TELEPHONE INFORMATION SERVICE: American FundsLine(R) is a toll-free service which gives you account information as well as current prices for all American Funds. Just call 800/325-3590.

SAFEKEEPING OF CERTIFICATES: Your shares are credited to your account and certificates are not issued unless specifically requested. (Certificates are not available for money market funds.)

FREE CHECK-WRITING WITHDRAWAL SERVICE: If you have a money market fund account, this service enables you to write checks for $250 or more against the account. The account continues to earn daily interest until checks clear the fund's bank.

RETIREMENT PLANS: A wide variety of plans is available.

FOR MORE COMPLETE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.


BOARD OF DIRECTORS
H. FREDERICK CHRISTIE
Palos Verdes Estates, California
Private investor; former President and Chief Executive Officer,
The Mission Group; former President, Southern California
Edison Company

E. H. CLARK, JR.
Newport Beach, California
Chairman of the Board and Chief Executive Officer, The Friendship Group (an investment partnership); former Chairman of the Board, Baker Hughes Inc.

MARY ANNE DOLAN
Los Angeles, California
Founder and President, M.A.D., Inc. (TV and film productions);
former editor, The Los Angeles Herald Examiner

JAMES K. DUNTON
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

E. ERIC JOHNSON
Los Angeles, California
Chairman of the Board, TBG Financial Services

MARY MYERS KAUPPILA
Boston, Massachusetts
Founder and President, Energy Investment, Inc.

JON B. LOVELACE, JR.
Los Angeles, California
Chairman of the Board of the fund
Vice Chairman of the Board and Chairman of the Executive Committee, Capital Research and Management Company

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
Professor and former President, Middlebury College

OTHER OFFICERS
ROBERT G. O'DONNELL
San Francisco, California
Executive Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

TIMOTHY D. ARMOUR
Los Angeles, California
Vice President of the fund
Executive Vice President,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President -- Fund Business Management Group,
Capital Research and Management Company

STEVEN N. KEARSLEY
Brea, California
Treasurer of the fund
Vice President and Treasurer,
Capital Research and Management Company

MARY C. CREMIN
Brea, California
Assistant Treasurer of the fund
Senior Vice President -- Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President -- Fund Business Management Group,
Capital Research and Management Company

Marjorie Fisher, a Director of the fund since 1975, retired from the Board at the end of the fiscal year. Throughout her many years of involvement with AMF, which began in 1951, Miss Fisher's service included several officer positions including President and Chief Executive Officer. The Directors express their admiration and gratitude for her numerous significant contributions to the fund.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  BDA/AL/2769
Lit. No. AMF-011-1295
The American Funds Group (R)